Exhibit 23.1

                              KPMG Peat Marwick LLP
                       Suite 1501, Two Central Park Plaza
                                 Omaha, NE 68102
                                 (402) 348-1450


                                                                   Exhibit 23.1



                              ACCOUNTANTS' CONSENT





The Board of Directors
InaCom Corp.:





We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                 KPMG Peat Marwick LLP

                                             /s/ KPMG PEAT MARWICK LLP





Omaha, Nebraska
June 26, 1998